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                                                                  EXHIBIT 23(d)






                     [LETTERHEAD OF BOCK, RUTHERFORD & CO.]





                          INDEPENDENT AUDITORS' CONSENT



The Boards of Directors
Copper Bancshares, Inc. and
American National Bank of Silver City:

We consent to the use of our reports dated January 6, 1994 included herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.



                                        /s/ Bock, Rutherford & Co.



El Paso, Texas
June 14, 1994